UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

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☐	Soliciting Material under §240.14a-12

MicroStrategy Incorporated

(Name of registrant as specified in its charter)

(Name of person(s) filing proxy statement, if other than the registrant)

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*** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on May 27, 2020. Meeting Information MICROSTRATEGY INCORPORATED Meeting Type: Annual Meeting For holders as of: March 31, 2020 Date: May 27, 2020 Time: 10:00 a.m., Eastern Daylight Time Location: Exclusively via live webcast at www.virtualshareholdermeeting.com/MSTR2020. To attend the meeting, please visit www.virtualshareholdermeeting.com/MSTR2020 and use the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page). There will not be a physical meeting location, and stockholders will not be able to attend the meeting in person. MICROSTRATEGY INCORPORATED ATTN: GENERAL COUNSEL You are receiving this communication because you hold shares in 1850 TOWERS CRESCENT PLAZA the company named above. TYSONS CORNER, VA 22182 This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. P34758 proxy See the materials reverse and side voting of this instructions. notice to obtain D05967 -

Before You Vote How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE: NOTICE AND PROXY STATEMENT ANNUAL REPORT How to View Online: Visit www.proxyvote.com and use the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) to login and access the materials. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) in the subject line. Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 13, 2020 to facilitate timely delivery. How To Vote Please Choose One of the Following Voting Methods Vote By Internet: Before The Meeting: Go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow P34758 XXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions. - During The Meeting: Go to www.virtualshareholdermeeting.com/MSTR2020. Have the information that is printed in the box marked D05968 by the arrow XXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Voting Items The Board of Directors recommends you vote FOR each of the following nominees: 1. To elect the following five (5) directors for the next year. Nominees: 01) Michael J. Saylor 02) Stephen X. Graham 03) Jarrod M. Patten 04) Leslie J. Rechan 05) Carl J. Rickertsen The Board of Directors recommends you vote FOR the following proposals: 2. To approve, on an advisory, non-binding basis, the compensation of MicroStrategy Incorporated’s named executive officers as disclosed in the Proxy Statement. 3. To ratify the selection of KPMG LLP as MicroStrategy Incorporated’s independent registered public accounting firm for the fiscal year ending December 31, 2020. NOTE: The proxies are authorized to vote, in their discretion, upon such other business as may properly come before the meeting or any adjournment thereof. - P34758 D05969

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